Note 16 - Income Tax - Gross Operating Loss Carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Loss carry forward	$ 2,203	$ 1,441
Foreign Tax Authority [Member] | Canada Revenue Agency [Member]
Loss carry forward	2,059	1,364
Valuation allowance	0	0
Net	2,059	1,364
Domestic Tax Authority [Member] | Internal Revenue Service (IRS) [Member]
Loss carry forward	18,131	13,733
Valuation allowance	13,455	11,417
Net	$ 4,676	$ 2,316